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                                                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-39129, No. 33-85272 and No. 33-94972) of
Mattson Technology, Inc., of our report dated January 22, 1998 appearing on page 37 of this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP
San Jose, California
March 30, 1998